UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2004

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13175 (Commission File Number)	74-1828067 (IRS Employer Identification No.)

One Valero Place San Antonio, Texas (Address of principal executive offices)	78212 (Zip Code)

Registrant’s telephone number, including area code: (210) 370-2000

Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Consent of PricewaterhouseCoopers LLP
Financial Statements of Business Acquired
Pro Forma Financial Information

Explanatory Note

This Form 8-K/A amends the Form 8-K of Valero Energy Corporation dated March 5, 2004 and filed with the Securities and Exchange Commission on March 9, 2004. That Form 8-K reported under Item 2 the acquisition of the Aruba refinery and related marine, bunkering and marketing operations. This report provides the financial statements and the pro forma financial information as required under Item 7.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

El Paso Aruba Refining Business
Report of Independent Auditors
Combined Balance Sheets as of December 31, 2003 and 2002
Combined Statements of Income and Owner’s Net Investment for the Years Ended December 31, 2003, 2002 and 2001
Combined Statements of Cash Flows for the Years Ended December 31, 2003, 2002 and 2001
Notes to Combined Financial Statements

(b) Pro Forma Financial Information.

Unaudited Pro Forma Combined Balance Sheet as of December 31, 2003
Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2003
Notes to Unaudited Pro Forma Combined Financial Statements

(c) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Financial statements of business acquired
99.2	Pro forma financial information

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

By:	/s/ JAY D. BROWNING
Jay D. Browning Vice President and Corporate Secretary

Dated: May 10, 2004

EXHIBIT INDEX

Valero Energy Corporation

Exhibit No.

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Financial Statements of Business Acquired

El Paso Aruba Refining Business
Report of Independent Auditors
Combined Balance Sheets as of December 31, 2003 and 2002
Combined Statements of Income and Owner’s Net Investment for the Years Ended December 31, 2003, 2002 and 2001
Combined Statements of Cash Flows for the Years Ended December 31, 2003, 2002 and 2001
Notes to Combined Financial Statements

99.2	Pro Forma Financial Information

Unaudited Pro Forma Combined Balance Sheet as of December 31, 2003
Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2003
Notes to Unaudited Pro Forma Combined Financial Statements